(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
July 31, 2002


Merrill Lynch
Mid Cap Value Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Mid Cap Value Fund,
A Series of The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH MID CAP VALUE FUND


Officers and
Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
R. Elise Baum, Senior Vice President and Portfolio Manager
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President
Frank Viola, Senior Vice President
Teresa Giacino, Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Mid Cap Value Fund, July 31, 2002


DEAR SHAREHOLDER


For the six months ended July 31, 2002, Merrill Lynch Mid Cap Value Fund trailed the unmanaged Standard & Poor's (S&P) MidCap 400 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were -22.63%, -23.00%, -23.03% and -22.69%, respectively, compared to the total return of -12.13% for the S&P MidCap 400 Index. (Fund results shown do not reflect sales charges, results would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)


Portfolio Matters
Mid-capitalization stocks declined during the six-month period ended July 31, 2002, though they performed better than large-capitalization stocks. The market favored companies with predictable earnings and internally generated growth, while penalizing companies with a history of aggressive acquisitions and growth at the expense of profitability. Given this market bias, value stocks performed sharply ahead of growth stocks in the period. The WorldCom, Inc. debacle further amplified investor fears as excesses of the late 1990s were erased in a market decline that gained momentum through the end of July 2002.

The combined effects of sector positioning and adverse stock selection hindered the Fund's semi-annual performance. Relative to the S&P MidCap 400 Index, underweighted investments in the better-performing financial services, consumer staples and materials sectors and market-weighted investments in the poor-performing technology sector hindered Fund results in a sharply declining stock market. In terms of individual stock selection, the Fund's information technology and consumer discretionary holdings performed worse than the constituents in the respective S&P MidCap 400 Index sectors.

Stocks that benefited the Fund's results included Charter One Financial, Inc. and Boston Scientific Corp. Shares of Charter One Financial, a regional bank holding company, appreciated 14% in the six-month period as the company completed the transformation from a thrift institution to a regional bank holding company. Charter One Financial continued to expand its commercial and consumer banking operations, while maintaining high standards of credit quality. Boston Scientific Corp., a medical device manufacturer, also performed well appreciating more than 33% in the period. Boston Scientific benefited from good earnings results and progress in the company's drug coated cardiac stent program.

During the six-month period ended July 31, 2002, Fund performance was hindered by holdings in Vignette Corporation, an application software provider, and Knight Trading Group, a market maker in NASDAQ Composite Index securities. Software stocks were particularly weak and many application software providers declined to historic low valuation levels when measured as a multiple of tangible book value. The Fund remains overweighted in software stocks based on our belief that there is considerable opportunity in this area. Application software stocks generally have net cash on the balance sheet, low capital requirements and significant leverage to a rebound in the U.S. economy. We maintained our investment in Knight Trading Group, based on the company's market leading position, strong capital position and our belief that new management will restructure operations for improved profitability.

On July 31, 2002, the Fund's largest absolute sector commitment was in consumer discretionary, at approximately 17% of net assets, followed by industrials at 16% and health care at 15%. The Fund remains underweighted in utilities, telecommunication services and basic materials. The Fund's sector weights reflect our positive outlook for the U.S. economy and our expectation that economically sensitive sectors will outperform the overall market during the coming year. Compared to the S&P MidCap 400 Index, the Fund is most overweighted in the energy sector and most underweighted in the financial services sector.

Earlier this year we increased portfolio diversification in response to more volatile equity market conditions. The Fund ended the period with 102 investment positions and approximately 7% of assets held in cash reserves. Uncertainty surrounding the timing of an economic recovery in the United States, combined with the media's focus on recent corporate bankruptcies and accounting issues, will likely prolong the stock market's decline. During these turbulent times, we seek to capitalize on market volatility to identify attractive opportunities where, based on our fundamental research, we believe that share prices are unduly depressed.


In Conclusion
We thank you for your continued investment in Merrill Lynch Mid Cap Value Fund, and we look forward to reviewing our outlook and strategy with you again in our annual report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(R. Elise Baum)
R. Elise Baum
Senior Vice President and
Portfolio Manager



September 4, 2002


PROXY RESULTS

During the six-month period ended July 31, 2002, Merrill Lynch Mid
Cap Value Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002.
A description of the proposal and number of shares voted are as follows:

                                                                     Shares Voted  Shares Withheld
                                                                         For         From Voting
1. To elect the Fund's Board of Directors:   Terry K. Glenn           19,508,313        599,185
                                             James H. Bodurtha        19,511,398        596,100
                                             Joe Grills               19,510,200        597,298
                                             Herbert I. London        19,511,219        596,279
                                             Andre F. Perold          19,510,620        596,878
                                             Roberta Cooper Ramo      19,502,090        605,408
                                             Robert S. Salomon, Jr.   19,507,731        599,767
                                             Melvin R. Seiden         19,505,008        602,490
                                             Stephen B. Swensrud      19,498,659        608,839


Merrill Lynch Mid Cap Value Fund, July 31, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/02                    - 9.02%        -13.80%
Five Years Ended 6/30/02                  + 9.19         + 8.01
Inception (2/01/95) through 6/30/02       +13.05         +12.23

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/02                    - 9.95%        -13.40%
Five Years Ended 6/30/02                  + 8.00         + 7.71
Inception (2/01/95) through 6/30/02       +11.84         +11.84

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/02                    - 9.92%        -10.78%
Five Years Ended 6/30/02                  + 7.98         + 7.98
Inception (2/01/95) through 6/30/02       +11.83         +11.83

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 6/30/02                    - 9.27%        -14.03%
Five Years Ended 6/30/02                  + 8.91         + 7.74
Inception (2/01/95) through 6/30/02       +12.78         +11.96

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results

                                                6-Month         12-Month    Since Inception
As of July 31, 2002                           Total Return    Total Return    Total Return
ML Mid Cap Value Fund Class A Shares*            -22.63%        -17.53%        +121.09%
ML Mid Cap Value Fund Class B Shares*            -23.00         -18.38         +104.06
ML Mid Cap Value Fund Class C Shares*            -23.03         -18.41         +103.70
ML Mid Cap Value Fund Class D Shares*            -22.69         -17.70         +117.26
S&P MidCap 400 Index**                           -12.13         -12.65         +170.80

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 2/01/95.
**This widely recognized, unmanaged Index measures the performance of the mid-size company segment of the U.S. market. The since inception total return is from 2/28/95.


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

NORTH                            Shares                                                                          Percent of
AMERICA      Industries           Held                               Investments                         Value   Net Assets
Canada       Auto Components     32,300   Magna International, Inc. (Class A)                         $  1,899,886     0.6%

             Semiconductor       26,000   ++Celestica Inc.                                                 557,700      0.2
             Equipment &
             Products

                                          Total Investments in Canada (Cost--$2,248,005)                 2,457,586      0.8


United       Aerospace &         24,900   The Boeing Company                                             1,033,848      0.3
States       Defense             21,700   Lockheed Martin Corporation                                    1,391,187      0.5
                                 23,500   Northrop Grumman Corporation                                   2,601,450      0.9
                                168,700   Raytheon Company                                               5,496,246      1.8
                                124,400   ++Triumph Group, Inc.                                          4,920,020      1.6
                                                                                                      ------------    -----
                                                                                                        15,442,751      5.1

             Banks               71,700   Bank of Hawaii Corporation                                     2,009,751      0.7
                                281,400   Banknorth Group, Inc.                                          7,158,816      2.4
                                209,623   Charter One Financial, Inc.                                    7,110,412      2.3
                                 74,200   The Colonial BancGroup, Inc.                                   1,067,738      0.3
                                117,800   Compass Bancshares, Inc.                                       3,791,982      1.2
                                123,375   First Midwest Bancorp, Inc.                                    3,513,720      1.2
                                184,700   Sovereign Bancorp, Inc.                                        2,676,303      0.9
                                                                                                      ------------    -----
                                                                                                        27,328,722      9.0

             Biotechnology      101,000   ++Applera Corporation--Celera Genomics Group                   1,063,530      0.3
                                144,700   ++Diversa Corporation                                          1,266,125      0.4
                                181,000   ++Incyte Pharmaceuticals, Inc.                                 1,100,480      0.4
                                129,800   ++Maxygen Inc.                                                 1,165,604      0.4


Merrill Lynch Mid Cap Value Fund, July 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)


NORTH AMERICA                    Shares                                                                          Percent of
(continued)  Industries           Held                               Investments                         Value   Net Assets
United       Biotechnology      130,400   ++Medarex, Inc.                                             $  1,065,368     0.4%
States       (concluded)        105,798   ++Millennium Pharmaceuticals, Inc.                             1,312,953      0.4
(continued)                      64,000   ++Vertex Pharmaceuticals Incorporated                          1,262,080      0.4
                                187,700   ++Vical Incorporated                                           1,274,483      0.4
                                                                                                      ------------    -----
                                                                                                         9,510,623      3.1

             Commercial         374,400   ++Cendant Corporation                                          5,174,208      1.7
             Services &         372,000   ++Convergys Corporation                                        5,624,640      1.9
             Supplies            34,900   ++DeVry, Inc.                                                    689,275      0.2
                                196,300   IMS Health Incorporated                                        3,105,466      1.0
                                 37,900   NDCHealth Corporation                                            818,261      0.3
                                155,200   ++Valassis Communications, Inc.                                5,695,840      1.9
                                                                                                      ------------    -----
                                                                                                        21,107,690      7.0

             Communications      85,000   ++Juniper Networks, Inc.                                         679,150      0.2
             Equipment

             Computers &        292,100   ++Maxtor Corporation                                           1,095,375      0.4
             Peripherals

             Diversified      1,176,300   ++Knight Trading Group, Inc.                                   4,811,067      1.6
             Financials

             Electric            84,400   Cinergy Corp.                                                  2,861,160      0.9
             Utilities

             Electronic         921,700   Symbol Technologies, Inc.                                      8,424,338      2.8
             Equipment &         91,200   ++Tech Data Corporation                                        3,059,760      1.0
             Instruments                                                                              ------------    -----
                                                                                                        11,484,098      3.8

             Energy Equipment    69,600   ++BJ Services Company                                          2,219,544      0.7
             & Service          169,300   Diamond Offshore Drilling, Inc.                                3,961,620      1.3
                                 80,600   Halliburton Company                                            1,063,920      0.3
                                 62,800   ++National-Oilwell, Inc.                                       1,085,184      0.4
                                                                                                      ------------    -----
                                                                                                         8,330,268      2.7

             Food Products      273,295   Archer-Daniels-Midland Company                                 3,197,551      1.1
                                 88,552   ++Dean Foods Company                                           2,952,324      1.0
                                119,400   ++Smithfield Foods, Inc.                                       2,195,766      0.7
                                                                                                      ------------    -----
                                                                                                         8,345,641      2.8

             Gas Utilities       80,050   El Paso Corporation                                            1,156,722      0.4

             Health Care        139,900   Bausch & Lomb Incorporated                                     4,627,892      1.5
             Equipment &        152,300   Becton, Dickinson and Company                                  4,425,838      1.5
             Supplies            81,800   Biomet, Inc.                                                   2,114,530      0.7
                                264,100   ++Boston Scientific Corporation                                7,920,359      2.6
                                 44,500   C.R. Bard, Inc.                                                2,406,115      0.8
                                                                                                      ------------    -----
                                                                                                        21,494,734      7.1

             Health Care        107,100   ++Caremark Rx, Inc.                                            1,681,470      0.6
             Providers &        216,000   McKesson HBOC, Inc.                                            7,110,720      2.3
             Services           429,600   ++Quintiles Transnational Corp.                                4,257,336      1.4
                                502,600   ++WebMD Corporation                                            2,457,714      0.8
                                                                                                      ------------    -----
                                                                                                        15,507,240      5.1

             Hotels,            167,700   ++Outback Steakhouse, Inc.                                     5,356,338      1.8
             Restaurants &
             Leisure

             Household           38,000   ++Toll Brothers, Inc.                                            868,300      0.3
             Durables

             IT Consulting &     63,600   ++Computer Sciences Corporation                                2,353,200      0.8
             Services            24,900   ++J.D. Edwards & Company                                         276,639      0.1
                                167,000   ++Sungard Data Systems Inc.                                    3,916,150      1.3
                                                                                                      ------------    -----
                                                                                                         6,545,989      2.2

             Insurance          116,300   ACE Limited                                                    3,683,221      1.2
                                170,800   Protective Life Corporation                                    5,465,600      1.8
                                                                                                      ------------    -----
                                                                                                         9,148,821      3.0

             Internet         2,014,500   ++Commerce One, Inc.                                             886,380      0.3
             Software &         456,900   ++EarthLink, Inc.                                              2,088,033      0.7
             Services           887,600   ++Liberate Technologies, Inc.                                  2,094,736      0.7
                              2,211,400   ++Vignette Corporation                                         3,140,188      1.0
                                200,000   ++Vitria Technology, Inc.                                        190,000      0.1
                                                                                                      ------------    -----
                                                                                                         8,399,337      2.8

             Machinery           18,800   Eaton Corporation                                              1,312,616      0.4
                                 60,700   ITT Industries, Inc.                                           3,877,516      1.3
                                 49,400   Ingersoll-Rand Company (Class A)                               1,896,466      0.6
                                                                                                      ------------    -----
                                                                                                         7,086,598      2.3

             Media              345,200   ++DoubleClick Inc.                                             1,643,152      0.5
                                130,600   Harte-Hanks, Inc.                                              2,529,722      0.8
                                136,300   The Interpublic Group of Companies, Inc.                       2,850,033      0.9
                                 38,000   Knight Ridder, Inc.                                            2,300,900      0.8
                                569,100   ++Paxson Communications Corporation                            1,337,385      0.5
                                244,100   The Reader's Digest Association, Inc. (Class A)                4,076,470      1.4
                                                                                                      ------------    -----
                                                                                                        14,737,662      4.9

             Multiline Retail    27,900   ++Dollar Tree Stores, Inc.                                       870,201      0.3
                                 46,500   ++Federated Department Stores, Inc.                            1,748,865      0.6
                                206,800   J.C. Penney Company, Inc.                                      3,639,680      1.2
                                                                                                      ------------    -----
                                                                                                         6,258,746      2.1

             Oil & Gas          109,000   Burlington Resources Inc.                                      3,983,950      1.3
                                 76,369   Devon Energy Corporation                                       3,183,060      1.0
                                114,600   Noble Energy, Inc.                                             3,562,914      1.2
                                118,400   Sunoco, Inc.                                                   4,207,936      1.4
                                132,400   Unocal Corporation                                             4,324,184      1.4
                                245,000   XTO Energy, Inc.                                               4,397,750      1.5
                                                                                                      ------------    -----
                                                                                                        23,659,794      7.8

             Paper & Forest      59,100   Boise Cascade Corporation                                      1,713,309      0.6
             Products

             Real Estate         78,800   Crescent Real Estate Equities Company                          1,349,056      0.4
                                174,200   Trizec Properties, Inc.                                        2,430,090      0.8
                                                                                                      ------------    -----
                                                                                                         3,779,146      1.2

             Road & Rail        166,000   CNF Transportation Inc.                                        5,283,780      1.7



Merrill Lynch Mid Cap Value Fund, July 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

NORTH AMERICA                    Shares                                                                          Percent of
(concluded)  Industries           Held                               Investments                         Value   Net Assets
United       Semiconductor      496,400   ++Applied Micro Circuits Corporation                        $  2,288,404     0.7%
States       Equipment &         25,000   ++Cypress Semiconductor Corporation                              287,000      0.1
(concluded)  Products                                                                                 ------------    -----
                                                                                                         2,575,404      0.8

             Software           470,000   ++i2 Technologies, Inc.                                          399,500      0.1
                                381,500   Computer Associates International, Inc.                        3,563,210      1.2
                                121,500   ++Legato Systems, Inc.                                           320,760      0.1
                              1,478,300   ++Parametric Technology Corporation                            4,597,513      1.5
                                 51,200   ++RSA Security Inc.                                              184,320      0.1
                                511,800   ++TIBCO Software Inc.                                          2,768,838      0.9
                                                                                                      ------------    -----
                                                                                                        11,834,141      3.9

             Specialty Retail   132,600   ++American Eagle Outfitters, Inc.                              2,194,530      0.7
                                183,100   The Gap, Inc.                                                  2,224,665      0.7
                                160,280   The Limited, Inc.                                              2,880,232      1.0
                                 29,900   ++Linens 'n Things, Inc.                                         728,065      0.2
                                246,700   RadioShack Corporation                                         6,315,520      2.1
                                 62,800   Ross Stores, Inc.                                              2,365,676      0.8
                                112,400   The Talbots, Inc.                                              3,297,816      1.1
                                179,100   ++United Rentals, Inc.                                         2,596,950      0.9
                                                                                                      ------------    -----
                                                                                                        22,603,454      7.5

                                          Total Investments in the United States (Cost--$333,989,069)  279,006,060     92.1


                                          Total Investments in North America (Cost--$336,237,074)      281,463,646     92.9



SHORT-TERM                        Face
SECURITIES                       Amount                                 Issue
             Commercial     $14,432,000   General Motors Acceptance Corp., 1.91% due 8/01/2002          14,432,000      4.8
             Paper*

             U.S.             3,190,000   Fannie Mae, 1.72% due 8/21/2002                                3,186,952      1.1
             Government       5,000,000   Freddie Mac Participation Certificates, 1.73% due
             Agency                       8/15/2002                                                      4,996,636      1.6
             Obligations*

                                          Total Investments in Short-Term Securities
                                          (Cost--$22,615,588)                                           22,615,588      7.5


             Total Investments (Cost--$358,852,662)                                                    304,079,234    100.4
             Liabilities in Excess of Other Assets                                                     (1,066,183)    (0.4)
                                                                                                      ------------   ------
             Net Assets                                                                               $303,013,051   100.0%
                                                                                                      ============   ======

*Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES

                As of July 31, 2002
Assets:         Investments, at value (including securities loaned of $45,529,641)
                (identified cost--$358,852,662)                                                              $  304,079,234
                Cash                                                                                                720,714
                Investments held as collateral for loaned securities, at value                                   47,756,200
                Receivables:
                   Securities sold                                                         $    1,145,145
                   Capital shares sold                                                            478,924
                   Dividends                                                                      207,876
                   Loaned securities                                                                3,887         1,835,832
                                                                                           --------------
                Prepaid registration fees and other assets                                                           34,641
                                                                                                             --------------
                Total assets                                                                                    354,426,621
                                                                                                             --------------

Liabilities:    Collateral on securities loaned, at value                                                        47,756,200
                Payables:
                   Securities purchased                                                         2,212,765
                   Capital shares redeemed                                                        802,175
                   Distributor                                                                    207,017
                   Investment adviser                                                             184,698         3,406,655
                                                                                           --------------
                Accrued expenses and other liabilities                                                              250,715
                                                                                                             --------------
                Total liabilities                                                                                51,413,570
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  303,013,051
                                                                                                             ==============

Net Assets      Class A Shares of Capital Stock, $.10 par value, 6,250,000
Consist of:     shares authorized                                                                            $      440,986
                Class B Shares of Capital Stock, $.10 par value, 25,000,000
                shares authorized                                                                                 1,077,231
                Class C Shares of Capital Stock, $.10 par value, 6,250,000
                shares authorized                                                                                   616,912
                Class D Shares of Capital Stock, $.10 par value, 6,250,000
                shares authorized                                                                                   266,413
                Paid-in capital in excess of par                                                                362,615,335
                Accumulated investment loss--net                                           $  (1,331,502)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                    (5,898,896)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                            (54,773,428)
                                                                                           --------------
                Total accumulated losses--net                                                                  (62,003,826)
                                                                                                             --------------
                Net assets                                                                                   $  303,013,051
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $57,040,638 and 4,409,860
Value:                   shares outstanding                                                                  $        12.93
                                                                                                             ==============
                Class B--Based on net assets of $134,715,818 and 10,772,313
                         shares outstanding                                                                  $        12.51
                                                                                                             ==============
                Class C--Based on net assets of $77,006,505 and 6,169,124
                         shares outstanding                                                                  $        12.48
                                                                                                             ==============
                Class D--Based on net assets of $34,250,090 and 2,664,129
                         shares outstanding                                                                  $        12.86
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, July 31, 2002


STATEMENT OF OPERATIONS

                For the Six Months Ended July 31, 2002
Investment      Dividends (net of $4,329 foreign withholding tax)                                            $    1,656,932
Income:         Interest                                                                                            263,128
                Securities lending--net                                                                              48,176
                                                                                                             --------------
                Total income                                                                                      1,968,236
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $    1,193,590
                Account maintenance and distribution fees--Class B                                820,727
                Account maintenance and distribution fees--Class C                                444,798
                Transfer agent fees--Class B                                                      255,671
                Transfer agent fees--Class C                                                      145,408
                Accounting services                                                               103,182
                Transfer agent fees--Class A                                                       97,954
                Transfer agent fees--Class D                                                       53,355
                Account maintenance fees--Class D                                                  49,884
                Professional fees                                                                  36,358
                Custodian fees                                                                     32,708
                Registration fees                                                                  27,945
                Printing and shareholder reports                                                   17,696
                Directors' fees and expenses                                                        9,984
                Pricing fees                                                                          390
                Other                                                                              10,088
                                                                                           --------------
                Total expenses                                                                                    3,299,738
                                                                                                             --------------
                Investment loss--net                                                                            (1,331,502)
                                                                                                             --------------

Realized &      Realized gain (loss) on:
Unrealized         Investments--net                                                             (834,677)
Gain (Loss) on     Foreign currency transactions--net                                                 363         (834,314)
Investments &                                                                              --------------
Foreign         Change in unrealized appreciation/depreciation on investments--net                             (91,671,295)
Currency                                                                                                     --------------
Transactions--  Total realized and unrealized losses on investments and foreign
Net:            currency transactions--net                                                                     (92,505,609)
                                                                                                             --------------
                Net Decrease in Net Assets Resulting from Operations                                         $ (93,837,111)
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                               July 31,         January 31,
                Increase (Decrease) in Net Assets:                                               2002               2002
Operations:     Investment loss--net                                                       $  (1,331,502)    $  (1,207,526)
                Realized gain (loss) on investments and foreign currency
                transactions--net                                                               (834,314)         7,915,479
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                       (91,671,295)        17,949,355
                                                                                           --------------    --------------
                Net increase (decrease) in net assets resulting from operations              (93,837,111)        24,657,308
                                                                                           --------------    --------------

Distributions   Realized gain on investments--net:
to                 Class A                                                                    (1,392,154)       (1,140,359)
Shareholders:      Class B                                                                    (3,274,325)       (4,329,079)
                   Class C                                                                    (1,874,541)       (2,166,621)
                   Class D                                                                      (832,980)         (704,981)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from distributions to shareholders       (7,374,000)       (8,341,040)
                                                                                           --------------    --------------

Capital Share   Net increase in net assets derived from capital share transactions             52,886,639       218,957,063
Transactions:                                                                              --------------    --------------

Net Assets:     Total increase (decrease) in net assets                                      (48,324,472)       235,273,331
                Beginning of period                                                           351,337,523       116,064,192
                                                                                           --------------    --------------
                End of period*                                                             $  303,013,051    $  351,337,523
                                                                                           ==============    ==============

                *Accumulated investment loss--net                                          $  (1,331,502)                --
                                                                                           ==============    ==============

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, July 31, 2002


FINANCIAL HIGHLIGHTS

                                                                                      Class A
The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                               July 31,           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000         1999
Per Share       Net asset value, beginning of period           $  17.12     $  16.20     $  14.13     $  14.18     $  13.98
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                  --++++          .03       --++++          .15          .11
                Realized and unrealized gain (loss)
                on investments--net                              (3.87)         1.62         4.33          .22         1.05
                                                               --------     --------     --------     --------     --------
                Total from investment operations                 (3.87)         1.65         4.33          .37         1.16
                                                               --------     --------     --------     --------     --------
                Less distributions from realized gain
                on investments--net                               (.32)        (.73)       (2.26)        (.42)        (.96)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $  12.93     $  17.12     $  16.20     $  14.13     $  14.18
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share          (22.63%)+++       10.56%       34.01%        2.57%        8.51%
Investment                                                     ========     ========     ========     ========     ========
Return:**

Ratios to       Expenses                                         1.04%*        1.10%        1.47%        1.41%        1.45%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                     .02%*         .19%       (.01%)         .98%         .75%
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $ 57,041     $ 72,570     $  3,770     $    369     $    359
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               37.54%       98.94%      153.48%       52.89%       40.10%
                                                               ========     ========     ========     ========     ========



                                                                                      Class B
The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                               July 31,           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000         1999
Per Share       Net asset value, beginning of period           $  16.64     $  15.86     $  13.72     $  13.92     $  13.75
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment loss--net++                            (.08)        (.12)        (.11)        (.02)        (.05)
                Realized and unrealized gain (loss)
                on investments--net                              (3.75)         1.56         4.17          .22         1.03
                                                               --------     --------     --------     --------     --------
                Total from investment operations                 (3.83)         1.44         4.06          .20          .98
                                                               --------     --------     --------     --------     --------
                Less distributions from realized gain
                on investments--net                               (.30)        (.66)       (1.92)        (.40)        (.81)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $  12.51     $  16.64     $  15.86     $  13.72     $  13.92
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share          (23.00%)+++        9.45%       32.50%        1.45%        7.32%
Investment                                                     ========     ========     ========     ========     ========
Return:**

Ratios to       Expenses                                         2.09%*        2.17%        2.62%        2.51%        2.55%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment loss--net                           (1.01%)*       (.78%)       (.80%)       (.11%)       (.35%)
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $134,716     $162,316     $ 67,062     $ 59,736     $ 62,419
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               37.54%       98.94%      153.48%       52.89%       40.10%
                                                               ========     ========     ========     ========     ========



                                                                                      Class C
The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                               July 31,           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000         1999
Per Share       Net asset value, beginning of period           $  16.61     $  15.84     $  13.70     $  13.91     $  13.75
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment loss--net++                            (.08)        (.12)        (.12)        (.02)        (.06)
                Realized and unrealized gain (loss)
                on investments--net                              (3.74)         1.55         4.18          .21         1.03
                                                               --------     --------     --------     --------     --------
                Total from investment operations                 (3.82)         1.43         4.06          .19          .97
                                                               --------     --------     --------     --------     --------
                Less distributions from realized gain
                on investments--net                               (.31)        (.66)       (1.92)        (.40)        (.81)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $  12.48     $  16.61     $  15.84     $  13.70     $  13.91
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share          (23.03%)+++        9.38%       32.55%        1.38%        7.23%
Investment                                                     ========     ========     ========     ========     ========
Return:**

Ratios to       Expenses                                         2.11%*        2.19%        2.65%        2.55%        2.58%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment loss--net                           (1.04%)*       (.79%)       (.84%)       (.15%)       (.39%)
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $ 77,006     $ 80,227     $ 37,475     $ 32,543     $ 31,188
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               37.54%       98.94%      153.48%       52.89%       40.10%
                                                               ========     ========     ========     ========     ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, July 31, 2002


FINANCIAL HIGHLIGHTS (concluded)

                                                                                      Class D
The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                               July 31,           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000         1999
Per Share       Net asset value, beginning of period           $  17.04     $  16.14     $  14.05     $  14.13     $  13.94
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                   (.02)       --++++       --++++          .11          .07
                Realized and unrealized gain (loss)
                on investments--net                              (3.85)         1.60         4.27          .22         1.04
                                                               --------     --------     --------     --------     --------
                Total from investment operations                 (3.87)         1.60         4.27          .33         1.11
                                                               --------     --------     --------     --------     --------
                Less distributions from realized gain
                on investments--net                               (.31)        (.70)       (2.18)        (.41)        (.92)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $  12.86     $  17.04     $  16.14     $  14.05     $  14.13
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share          (22.69%)+++       10.31%       33.66%        2.35%        8.19%
Investment                                                     ========     ========     ========     ========     ========
Return:**

Ratios to       Expenses                                         1.30%*        1.36%        1.78%        1.67%        1.70%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                   (.22%)*       (.02%)         .02%         .73%         .50%
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $ 34,250     $ 36,225     $  7,757     $  5,913     $  6,236
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               37.54%       98.94%      153.48%       52.89%       40.10%
                                                               ========     ========     ========     ========     ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Fund (the "Fund") is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act as an open-end management investment company. The Fund is classified as diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Program's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which each Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Mid Cap Value Fund, July 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account
                             Maintenance     Distribution
                                 Fee              Fee

Class B                          .25%             .75%
Class C                          .25%             .75%
Class D                          .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended July 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                FAMD         MLPF&S

Class A                        $   40       $    715
Class D                        $6,445       $101,049


For the six months ended July 31, 2002, MLPF&S received contingent deferred sales charges of $172,213 and $32,169 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $25 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. As of July 31, 2002, the Fund lent securities with a value of $10,841,188 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of July 31, 2002, cash collateral of $13,392,347 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $34,363,853 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended July 31, 2002, QA Advisors received $20,419 in securities lending agent fees.

In addition, MLPF&S received $53,304 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the six months ended July 31, 2002, the Fund reimbursed MLIM
$9,665 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2002 were $174,140,680 and $125,377,300, respectively.

Net realized gains (losses) for the six months ended July 31, 2002 and net unrealized losses as of July 31, 2002 were as follows:


                                      Realized         Unrealized
                                   Gains (Losses)        Losses

Long-term investments             $    (835,058)     $ (54,773,428)
Short-term investments                       381                 --
Foreign currency transactions                363                 --
                                  --------------     --------------
Total                             $    (834,314)     $ (54,773,428)
                                  ==============     ==============


As of July 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $54,773,428, of which $19,992,224 related to appreciated securities and $74,765,652 related to depreciated securities. At July 31, 2002, the aggregate cost of investments for Federal income tax purposes was $358,852,662.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $52,886,639 and $218,957,063 for the six months ended July 31, 2002 and for the year ended January 31, 2002, respectively.



Merrill Lynch Mid Cap Value Fund, July 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in capital shares for each class were as follows:



Class A Shares for the Six Months                         Dollar
Ended July 31, 2002                       Shares          Amount

Shares sold                            2,721,405     $   45,613,208
Shares issued to shareholders in
reinvestment of distributions            103,178          1,339,256
                                  --------------     --------------
Total issued                           2,824,583         46,952,464
Shares redeemed                      (2,653,239)       (43,124,999)
                                  --------------     --------------
Net increase                             171,344     $    3,827,465
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                            4,630,669     $   74,773,565
Shares issued to shareholders in
reinvestment of distributions             65,349          1,039,651
                                  --------------     --------------
Total issued                           4,696,018         75,813,216
Shares redeemed                        (690,280)       (10,867,441)
                                  --------------     --------------
Net increase                           4,005,738     $   64,945,775
                                  ==============     ==============



Class B Shares for the Six Months                         Dollar
Ended July 31, 2002                       Shares          Amount

Shares sold                            2,702,789     $   43,320,606
Shares issued to shareholders in
reinvestment of distributions            233,946          2,936,026
                                  --------------     --------------
Total issued                           2,936,735         46,256,632
Automatic conversion of shares         (210,779)        (3,390,829)
Shares redeemed                      (1,709,591)       (25,071,538)
                                  --------------     --------------
Net increase                           1,016,365     $   17,794,265
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                            6,578,569     $  104,187,016
Shares issued to shareholders in
reinvestment of distributions            244,739          3,745,298
                                  --------------     --------------
Total issued                           6,823,308        107,932,314
Automatic conversion of shares         (244,015)        (3,834,201)
Shares redeemed                      (1,051,337)       (16,207,732)
                                  --------------     --------------
Net increase                           5,527,956     $   87,890,381
                                  ==============     ==============



Class C Shares for the Six Months                         Dollar
Ended July 31, 2002                       Shares          Amount

Shares sold                            2,088,209     $   33,524,764
Shares issued to shareholders in
reinvestment of distributions            133,726          1,675,586
                                  --------------     --------------
Total issued                           2,221,935         35,200,350
Shares redeemed                        (882,678)       (13,012,452)
                                  --------------     --------------
Net increase                           1,339,257     $   22,187,898
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                            2,937,992     $   46,484,652
Shares issued to shareholders in
reinvestment of distributions            121,326          1,854,257
                                  --------------     --------------
Total issued                           3,059,318         48,338,909
Shares redeemed                        (595,536)        (9,133,149)
                                  --------------     --------------
Net increase                           2,463,782     $   39,205,760
                                  ==============     ==============



Class D Shares for the Six Months                         Dollar
Ended July 31, 2002                       Shares          Amount

Shares sold                              816,936     $   13,357,737
Automatic conversion of shares           205,458          3,390,829
Shares issued to shareholders in
reinvestment of distributions             60,450            779,799
                                  --------------     --------------
Total issued                           1,082,844         17,528,365
Shares redeemed                        (544,819)        (8,451,354)
                                  --------------     --------------
Net increase                             538,025     $    9,077,011
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                            1,617,163     $   26,419,946
Automatic conversion of shares           238,665          3,834,201
Shares issued to shareholders in
reinvestment of distributions             40,558            637,028
                                  --------------     --------------
Total issued                           1,896,386         30,891,175
Shares redeemed                        (250,960)        (3,976,028)
                                  --------------     --------------
Net increase                           1,645,426     $   26,915,147
                                  ==============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended July 31, 2002.



PORTFOLIO INFORMATION


As of July 31, 2002

                                        Percent of
Ten Largest Equity Holdings             Net Assets

Symbol Technologies, Inc.                   2.8%
Boston Scientific Corporation               2.6
Banknorth Group, Inc.                       2.4
McKesson HBOC, Inc.                         2.3
Charter One Financial, Inc.                 2.3
RadioShack Corporation                      2.1
Valassis Communications, Inc.               1.9
Convergys Corporation                       1.9
Raytheon Company                            1.8
Protective Life Corporation                 1.8


                                        Percent of
Five Largest Industries                 Net Assets

Banks                                       9.0%
Oil & Gas                                   7.8
Specialty Retail                            7.5
Health Care Equipment & Supplies            7.1
Commercial Services & Supplies              7.0